UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): June 13, 2005

                          MEDISCIENCE TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)

        NEW JERSEY                   0-7405                      22-1937826
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(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)


1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey            08003
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       (Address of principal executive offices)                     (Zip Code)

(Registrant's telephone number, including area code): (856) 428-7952


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5 Other Materially Important Events (Submitted in full compliance with sections 8 K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.

     5.02 Departure of Directors or Principle Officers, Election of Directors, Appointment of Principle Officers


Sidney Braginsky, member of registrants board of directors and former President COO of registrant tendered his resignation as Board Member, accepted by Chairman CEO Peter Katevatis effective June 13, 2005. This was a personal decision by Mr. Braginsky and in no way relates to the registrant's operations, policies or practices. Mr Braginsky will continue to be available to the company and CEO in an advisory capacity.



                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 8, 2004



                        MEDICSCIENCE TECHNOLOGY CORPORATION




                        ss/ Peter Katevatis
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                        Peter Katevatis, Chairman/CEO

Date: June 15, 2005